UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2012

ALST CASINO HOLDCO, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-54480	45-2487922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2711 Centerville Road, Suite 400
Wilmington, DE  19808
(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 636-5401

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the February 6, 2012, Nicholas J. Singer resigned as Chief Financial Officer and Assistant Secretary of ALST Casino Holdco, LLC (the “Company”).  On February 6, 2012, the Board of Directors of the Company appointed Ellis Landau as President and Treasurer of the Company.  The information regarding Mr. Landau contained in Item 5 of the Company’s registration statement on Form 10 filed with the SEC on October 21, 2011, File No. 000-544810 (the “Registration Statement”), as amended by Amendment No. 1 to the Registration Statement filed on October 28, 2011, is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALST CASINO HOLDCO, LLC

Date: February 9, 2012	By:	/s/ Soohyung Kim
Soohyung Kim
Secretary

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